UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0804655 (I.R.S. Employer Identification No.)
5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, $0.01 par value	Trading Symbol(s) ILMN	Name of each exchange on which registered The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

In connection with the acquisition (the “Acquisition”) of GRAIL, Inc., a Delaware corporation (“GRAIL”), by Illumina, Inc., a Delaware corporation (“Illumina”), pursuant to the Merger Agreement (as defined below), on August 18, 2021, Illumina entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Computershare Trust Company, N.A., a federally chartered trust company, as Trustee, and Shareholder Representative Services LLC, a Colorado limited liability company, as Holder Representative. Each contingent value right (a “CVR”) governed by the CVR Agreement represents the right to receive a pro rata portion of quarterly payments in an amount equal to (i) (x) 2.5% of Covered Revenues (as defined in the CVR Agreement) up to and including $1 billion plus (y) 9.0% of Covered Revenues in excess of $1 billion, multiplied by (ii) a fraction, the numerator of which is the aggregate number of CVRs then outstanding, and the denominator of which is the total number of shares and shares issuable under options and equity awards of GRAIL issued and outstanding as of immediately prior to the Effective Time (as defined below), with such $1 billion threshold measured over an annual period.

The foregoing description of the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the CVR Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On August 18, 2021, pursuant to the Agreement and Plan of Merger, dated as of September 20, 2020 (the “Original Merger Agreement”), as amended on February 4, 2021 by the Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment” and the Original Merger Agreement as amended by the Merger Agreement Amendment, the “Merger Agreement”), by and among Illumina, GRAIL, SDG Ops, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Illumina (“First Merger Sub”), SDG Ops, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Illumina (“Second Merger Sub” and now known as GRAIL, LLC), First Merger Sub merged with and into GRAIL, with GRAIL continuing as the surviving entity and as a direct, wholly owned subsidiary of Illumina (the “First Merger”).  Immediately following the First Merger and as part of the same overall transaction as the First Merger, GRAIL merged with and into Second Merger Sub, with Second Merger Sub being renamed GRAIL, LLC and continuing as the surviving entity and as a direct, wholly owned subsidiary of Illumina (together with the First Merger, the “Mergers”).

At the effective time of the First Merger (the “Effective Time”), each issued and outstanding share of Class A Common Stock, par value $0.001 per share, Class B Common Stock, par value $0.001 per share, Series A Preferred Stock, par value $0.001 per share, Series B Preferred Stock, par value $0.001 per share, Series C Preferred Stock, par value $0.001 per share, and Series D Preferred Stock, par value $0.001 per share, of GRAIL (collectively, “GRAIL Stock”) (subject to limited exceptions, including shares with respect to which dissenters’ rights were validly exercised in accordance with Delaware law) was converted into, at the holder’s election, either:

●
The right to receive (i) $4.46 in cash (the “Cash Consideration”), plus (ii) 0.0138 shares (the “Stock Consideration”) of common stock, par value $0.01 per share, of Illumina (“Illumina Common Stock”), plus (iii) one CVR issued by Illumina, subject to and in accordance with the CVR Agreement (clauses (i), (ii) and (iii), collectively, the “CVR Consideration”); or

●
The right to receive (i) the Cash Consideration, plus (ii) the Stock Consideration, plus (iii) 0.0022 additional shares (the “Alternative Consideration”) of Illumina Common Stock (clauses (i), (ii) and (iii), collectively, the “Non-CVR Consideration”).

No fractional shares of Illumina Common Stock were (or will be) issued as Stock Consideration or Alternative Consideration, and GRAIL stockholders received (or will receive) cash in lieu of any fractional shares of Illumina Common Stock they otherwise would have been entitled to receive.

Immediately prior to the Effective Time, a portion, determined in accordance with the Merger Agreement, of each outstanding award of GRAIL restricted stock, restricted stock units and stock options vested. Vested equity awards were canceled for the right to receive, at the holder’s election, either the CVR Consideration or the Non-CVR Consideration. Unvested awards were converted into equivalent awards with respect to Illumina Common Stock in a manner intended to preserve their value, and generally subject to the same terms and conditions as the underlying GRAIL awards, except that the holder had the right to elect to receive a specified number of vested CVRs in respect of such award in exchange for fewer Illumina awards.

In connection with the Mergers, (i) approximately $3.5 billion in cash was (or will be) paid to former holders of GRAIL Stock (excluding Illumina) and/or former holders of GRAIL Equity Awards (as defined in the Merger Agreement) and to cover applicable tax withholding, and (ii) approximately 9.8 million shares of Illumina Common Stock and approximately 388.6 million CVRs were (or will be) issued to former holders of GRAIL Stock (excluding Illumina) and/or former holders of GRAIL Equity Awards.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Original Merger Agreement filed as Exhibit 2.1 to Illumina’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2020 and the full text of the Merger Agreement Amendment filed as Exhibit 2.1 to Illumina’s Current Report on Form 8-K filed with the SEC on February 5, 2021, each of which is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Illumina, GRAIL or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement.

As previously disclosed, on April 19, 2021, the European Commission accepted a request for referral of the Acquisition (the “Referral”) for European Union merger review under Article 22(1) of Council Regulation (EC) No 139/2004 (the “EU Merger Regulation”), which had been submitted by a Member State of the European Union.  The European Commission had previously notified Illumina asserting that as a result of the Referral, pursuant to Article 22(4) of the EU Merger Regulation, Illumina was prohibited from implementing the Acquisition (i) until the European Commission clears the Acquisition under the EU Merger Regulation or (ii) until the European Commission refuses the Referral, and therefore the European Commission’s acceptance of the Referral continued the purported standstill on the completion of the Acquisition until such time as the European Commission completes its review and approves the Acquisition. On April 29, 2021, Illumina filed an action in the General Court of the European Union (the “EU General Court”) asking for annulment of the European Commission’s decision asserting jurisdiction to review the Acquisition under Article 22 of the EU Merger Regulation, as the Acquisition does not meet the jurisdictional criteria under the EU Merger Regulation or under the national merger control laws of any Member State of the European Union. The date of the hearing before the EU General Court has not yet been set. Illumina intends to vigorously challenge the European Commission’s assertion of jurisdiction to review the Acquisition.

As previously disclosed, on July 22, 2021, the European Commission announced it had initiated a Phase II review of the Acquisition. The European Commission has 90 working days, subject to extension under certain circumstances, from the announcement date to make a final decision. Currently, the European Commission’s Phase II timetable has been paused, meaning that the duration of the Phase II review cannot be foreseen with certainty. As of the Effective Time, the European Commission’s purported standstill on the completion of the Acquisition, the validity and appropriateness of which Illumina is challenging, had not been suspended or overturned. Illumina continues to work with the European Commission on its review and has voluntarily offered to enter into a hold separate arrangement with the European Commission with respect to GRAIL and its operations pending the resolution of the action in the EU General Court and/or completion of the European Commission’s review. As a result of the contemplated hold separate agreement, Illumina expects that (i) Illumina and GRAIL will continue to operate as independent legal entities that transact at arms’ length, no integration activity will take place, the day-to-day operation of GRAIL will remain the sole responsibility of GRAIL’s management and Illumina management will have no involvement in or influence over GRAIL, (ii) Illumina will be required to take certain supportive measures to preserve GRAIL’s viability, marketability and competitiveness, including with respect to the provision of resources to GRAIL and the retention and/or replacement of key personnel of GRAIL, (iii) subject to limited exceptions, Illumina will be required to implement all necessary measures to ensure that it does not obtain any confidential information relating to GRAIL during the hold separate period and vice versa and (iv) Illumina will appoint an independent firm as monitoring trustee to monitor its compliance with the commitments under the hold separate agreement.

As previously disclosed, on March 30, 2021, the U.S. Federal Trade Commission (the “FTC”) filed an administrative complaint alleging that the Acquisition would violate Section 7 of the Clayton Act, as amended, 15 U.S.C. § 18. Illumina filed an answer to the FTC’s complaint in the administrative court on April 13, 2021, and the administrative trial is scheduled to commence on August 24, 2021. At the effective time of the Mergers, no legal prohibition on the consummation of the Acquisition was in effect in the United States. Illumina intends to vigorously defend against the FTC’s action.

As a result of Illumina’s decision to proceed with the completion of the Acquisition during the pendency of the European Commission’s review, the European Commission will likely seek to impose a fine on Illumina pursuant to Article 14(2)(b) of the EU Merger Regulation of up to 10% of Illumina’s consolidated annual turnover. In addition, the European Commission, the FTC and/or other governmental or regulatory authorities may seek to impose other fines, penalties, remedies or restrictions. Illumina intends to vigorously defend against any such fines, penalties, remedies or restrictions, but Illumina cannot predict the scope or severity thereof or the outcome of any related proceedings. Illumina also cannot predict what other adverse consequences to, among other things, its reputation, its relationships with governmental or regulatory authorities or its ability to successfully complete future acquisitions and/or divestitures may result from its decision to proceed with the completion of the Acquisition. Illumina may be required to hold the assets or equity interests of GRAIL separate for some period of time, and such delay in integration may materially and adversely affect the synergies and other benefits Illumina expects to achieve as a result of the Acquisition and could result in additional costs or liabilities, loss of revenue and other adverse effects on Illumina’s business, financial condition and results of operations. Adverse decisions by the EU General Court, the European Commission, the FTC and/or other governmental or regulatory authorities, once final and non-appealable, and/or other adverse consequences resulting from Illumina’s decision to proceed with the completion of the Acquisition, could result in significant financial penalties, operational restrictions, increased costs, loss of revenues or a rescission of the Acquisition or require Illumina to divest all or a portion of the assets or equity interests of GRAIL on terms that are materially worse than the terms on which Illumina acquired GRAIL, any or all of which, individually or in the aggregate, could have a material adverse effect on Illumina’s business, financial condition and results of operation.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K with respect to the CVRs is incorporated by reference into this Item 2.03.

Item 8.01.  Other Events.

On August 18, 2021, Illumina issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the effects of the consummation of the transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the possibility of fines, penalties, remedies or restrictions sought or imposed by governmental or regulatory authorities as a result of consummating the transaction, (ii) the possibility of other adverse consequences to, among other things, Illumina’s reputation, its relationships with governmental or regulatory authorities or its ability to successfully complete future acquisitions and/or divestitures as a result of consummating the transaction, (iii) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of Illumina’s business after the consummation of the transaction, (iv) potential adverse reactions or changes to business relationships resulting from the completion of the transaction, (v) any negative effects of the consummation of the transaction on the market price of Illumina’s common stock and on Illumina’s operating results, (vi) risks associated with third-party contracts containing consent and/or other provisions that have been triggered by the consummation of the transaction, (vii) the risks and costs associated with the integration of, and the ability of Illumina to integrate, GRAIL’s business successfully and to achieve anticipated synergies, including any delay in integration following any hold separate period, (viii) the risks and costs associated with the development and commercialization of, and Illumina’s ability to develop and commercialize, GRAIL’s products, including Galleri, the cancer screening test developed by GRAIL; (ix) Illumina’s ability to obtain regulatory clearance for its products from government agencies; (x) Illumina’s ability to obtain approval by third-party payors to reimburse patients for its products; (xi) the risk that disruptions from the consummation of the transaction or any associated legal or regulatory proceedings or obligations will harm Illumina’s business, including current plans and operations, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in the Consent Solicitation Statement of GRAIL, Inc. and Prospectus of Illumina, Inc. (the “Consent Solicitation Statement/Prospectus”) that is included in the registration statement on Form S-4 (File No. 333-250941) filed by Illumina with the SEC (as amended, the “Registration Statement”), as well as in Illumina’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and in the registration statement on Form S-1 filed with the SEC by GRAIL on September 9, 2020, as amended on September 17, 2020, and (xiv) management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the transaction, are more fully discussed in the Consent Solicitation Statement/Prospectus that is included in the Registration Statement. While the list of factors presented here is, and the list of factors presented in the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Illumina’s financial condition, results of operations, credit rating or liquidity. Illumina does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Illumina will provide the financial statements required to be filed by Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(b) Pro forma financial information.

Illumina will provide the pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K no later than the 71st day after the required filing date for this Current Report on Form 8-K.

(d) Exhibits.

2.1
Agreement and Plan of Merger, dated as of September 20, 2020, among Illumina, Inc., SDG Ops, Inc., SDG Ops, LLC and GRAIL, Inc. (incorporated by reference to Exhibit 2.1 to Illumina, Inc.’s Current Report on Form 8-K filed on September 21, 2020).*

2.2
Amendment, dated as of February 4, 2021, to the Agreement and Plan of Merger dated as of September 20, 2020, among Illumina, Inc., SDG Ops, Inc., SDG OPS, LLC and GRAIL, Inc. (incorporated by reference to Exhibit 2.1 to Illumina, Inc’s Current Report on Form 8-K filed on February 4, 2021).

4.1
Contingent Value Rights Agreement, dated as of August 18, 2021, among Illumina, Inc., Computershare Trust Company, N.A., as Trustee, and Shareholder Representative Services LLC, as Holder Representative.

99.1	Press Release dated August 18, 2021, issued by Illumina, Inc.

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.
A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.

Date: August 18, 2021	By:	/s/ Charles E. Dadswell
		Name:	Charles E. Dadswell
		Title:	Senior Vice President, General Counsel and Secretary